UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-03129

Morgan Stanley Natural Resource Development Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	February 28, 2010

Date of reporting period:	August 31, 2009

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Welcome, Shareholder:

In this report, you'll learn about how your investment in Morgan Stanley Natural Resource Development Securities Inc. performed during the semiannual period. We will provide an overview of the market conditions, and discuss some of the factors that affected performance during the reporting period. In addition, this report includes the Fund's financial statements and a list of Fund investments.

This material must be preceded or accompanied by a prospectus for the fund being offered.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that the Fund will achieve its investment objective. The Fund is subject to market risk, which is the possibility that market values of securities owned by the Fund will decline and, therefore, the value of the Fund's shares may be less than what you paid for them. Accordingly, you can lose money investing in this Fund. Please see the prospectus for more complete information on investment risks.

Fund Report

For the six months ended August 31, 2009

Total Return for the 6 Months Ended August 31, 2009
Class A	Class B	Class C	Class I	S&P North American Natural Resources Sector IndexTM1	S&P 500® Index[2]	Lipper Natural Resources Funds Index[3]
33.00%	32.67%	32.53%	33.19%	37.13%	40.52%	36.53%

The performance of the Fund's four share classes varies because each has different expenses. The Fund's total returns assume the reinvestment of all distributions but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. See Performance Summary for standardized performance and benchmark information.

Market Conditions

The beginning of the six-month reporting period marked the start of the upturn in the financial markets that continued through the end of August. Although the economy remained weak, certain economic data released in early March showed improvement, suggesting that perhaps the contraction in growth might be slowing. The announcement of the government's plans to purchase Treasury bonds, mortgage-backed securities and distressed assets from banks served to further bolster investor confidence, and the market rebounded strongly. The rally continued through May, slowed somewhat in June, and resumed again in July, resulting in considerable overall gains for most sectors of the market for the reporting period.

The natural resources sector posted an impressive gain of 37.13 percent for the six-month period ended August 31, 2009, as measured by the S&P North American Natural Resources Sector IndexTM (the "Index"), slightly trailing the broad market return of 40.52 percent, as measured by the S&P 500® Index. All industries within the Index posted strong returns. Paper and forest products was the best performer, returning 138.4 percent for the period. Containers and packaging stocks and energy equipment and services stocks were the second and third best performing industries, up 50.4 percent and 47.0 percent, respectively. Construction materials stocks, oil, gas and consumable fuels, and materials and mining posted the smallest gains.

Performance Analysis

All share classes of Morgan Stanley Natural Resource Development Securities Inc. underperformed the S&P North American Natural Resources Sector IndexTM (the "Index"), the S&P 500® Index and the Lipper Natural Resources Funds Index for the six months ended August 31, 2009, assuming no deduction of applicable sales charges.

The primary detractors from the Fund's performance relative to the Index were holdings in the oil, gas and consumable fuels industry, the metals and mining industry, and the containers and packaging industry. More specifically, stock selection in all three industries was disadvantageous to relative performance. Additionally, an underweight in containers and packaging stocks held back returns as this was the second best performing industry for the period.

Other positions, however, were additive to relative performance. Security selection and an overweight in paper and forest products, the top-performing industry within the Index, helped bolster returns. An overweight in energy equipment and services was also advantageous given the industry's strong performance. Lastly, an allocation to chemicals stocks, which are not included in the Index, as well as favorable security selection in the industry was beneficial as this segment of the market also performed well for the period.

There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Fund in the future.

TOP 10 HOLDINGS as of 08/31/09
Exxon Mobil Corp.	8.1%
Chevron Corp.	6.7
Schlumberger Ltd. (Netherlands Antilles)	6.3
Occidental Petroleum Corp.	6.2
EnCana Corp. (Canada)	3.3
ConocoPhillips	3.3
Williams Companies, Inc. (The)	2.9
Spectra Energy Corp.	2.7
Barrick Gold Corp. (Canada)	2.7
Apache Corp.	2.5
TOP FIVE INDUSTRIES as of 08/31/09
Integrated Oil & Gas	24.3%
Oil & Gas Exploration Production	18.9
Oil & Gas Equipment & Services	12.3
Coal & Consumable Fuels	8.1
Gold	8.1

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned above. Top 10 holdings and top five industries are as a percentage of net assets. Morgan Stanley is a full-service securities firm engaged in securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

Investment Strategy

The Fund will normally invest at least 80 percent of its assets in common stocks of domestic and foreign companies engaged in the natural resource and related businesses. These companies may be engaged in the exploration, development, production or distribution of natural resources, the development of energy-efficient technologies or in providing natural resource related supplies or services. A company will be considered engaged in the natural resource and related businesses if it derives at least 50 percent of its revenues from those businesses or it devotes at least 50 percent of its assets to activities in those businesses. The Fund's "Investment Adviser," Morgan Stanley Investment Advisors Inc., will seek to identify favorable industries within the natural resource and related business areas and will seek to invest in companies with attractive valuations or business prospects within those industries. In selecting securities to buy, hold or sell for the Fund, the Investment Adviser and/or "Sub-Adviser," Morgan Stanley Investment Management Limited, consider the fundamental and quantitative research of affiliated and unaffiliated research providers as well as their own research. The Investment Adviser and/or the Sub-Adviser use a proprietary, systematic investment process to incorporate this research in the construction of a portfolio that the Investment Adviser and/or the Sub-Adviser believe offers attractive capital growth with an acceptable level of risk. The Investment Adviser and/or the Sub-Adviser generally consider selling a portfolio holding when they determine that the holding no longer satisfies their investment criteria.

For More Information About Portfolio Holdings

Each Morgan Stanley fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters. The semiannual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semiannual and annual reports to fund shareholders and makes these reports available on its public web site, www.morganstanley.com. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's public reference room may be obtained by calling the SEC at (800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policy and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures without charge, upon request, by calling toll free (800) 869-NEWS or by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. It is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 without charge by visiting the Mutual Fund Center on our Web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Householding Notice

To reduce printing and mailing costs, the Fund attempts to eliminate duplicate mailings to the same address. The Fund delivers a single copy of certain shareholder documents, including shareholder reports, prospectuses and proxy materials, to investors with the same last name who reside at the same address. Your participation in this program will continue for an unlimited period of time unless you instruct us otherwise. You can request multiple copies of these documents by calling (800) 869-NEWS, 8:00 a.m. to 8:00 p.m., ET. Once our Customer Service Center has received your instructions, we will begin sending individual copies for each account within 30 days.

Performance Summary

Average Annual Total Returns-Period Ended August 31, 2009
Symbol	Class A Shares* (since 07/28/97) NREAX	Class B Shares** (since 03/30/81) NREBX	Class C Shares† (since 07/28/97) NRECX	Class I Shares†† (since 07/28/97) NREDX
1 Year	–32.09%[4] –35.66 [5]	–32.57%[4] –35.01 [5]	–32.59%[4] –33.08 [5]	–31.92%[4] —
5 Years	10.33 [4] 9.15 [5]	9.51 [4] 9.32 [5]	9.52 [4] 9.52 [5]	10.60 [4] —
10 Years	6.77 [4] 6.19 [5]	6.08 [4] 6.08 [5]	5.94 [4] 5.94 [5]	6.99 [4] —
Since Inception	5.46 [4] 4.99 [5]	6.98 [4] 6.98 [5]	4.63 [4] 4.63 [5]	5.69 [4] —
Gross Expense Ratio	1.16	1.91	1.91	0.91

Performance data quoted represents past performance, which is no guarantee of future results and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or speak with your Financial Advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. The table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance for Class A, Class B, Class C, and Class I shares will vary due to differences in sales charges and expenses. See the Fund's current prospectus for complete details on fees and sales charges. Expenses are as of the Fund's fiscal year end as outlined in the Fund's current prospectus.

*  The maximum front-end sales charge for Class A is 5.25%.

**  The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years. Effective April 2005, Class B shares will generally convert to Class A shares approximately eight years after the end of the calendar month in which the shares were purchased. Performance for periods greater than eight years reflects this conversion (beginning April 2005).

†  The maximum contingent deferred sales charge for Class C is 1.0% for shares redeemed within one year of purchase.

††  Class I has no sales charge.

(1)  The S&P North American Natural Resources Sector IndexTM is a market capitalization-weighted index of stocks designed to measure the performance of companies in the natural resources sector. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Natural Resources Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Natural Resources Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. The Fund was in the Lipper Natural Resources Funds classification as of the date of this report.

(4)  Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.

(5)  Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.

Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including advisory fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 03/01/09 – 08/31/09.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period@
	03/01/09	08/31/09	03/01/09 – 08/31/09
Class A
Actual (33.00% return)	$1,000.00	$1,330.00	$7.87
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.45	$6.82
Class B
Actual (32.67% return)	$1,000.00	$1,326.70	$12.26
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.67	$10.61
Class C
Actual (32.53% return)	$1,000.00	$1,325.30	$12.25
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.67	$10.61
Class I
Actual (33.19% return)	$1,000.00	$1,331.90	$6.41
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.71	$5.55

  @  Expenses are equal to the Fund's annualized expense ratios of 1.34%, 2.09%, 2.09% and 1.09% for Class A, Class B, Class C and Class I shares, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Investment Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Adviser (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund's Administrator (as defined herein) under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Investment Adviser's expense. (The Investment Adviser, Sub-Adviser and Administrator together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.") The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper Inc. ("Lipper").

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the advisory and administrative services to the Fund. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund. The Board also concluded that the overall quality of the advisory and administrative services was satisfactory.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund's performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund's performance was better than its peer group average for the one-, three- and five-year periods. The Board discussed with the Adviser the level of the advisory and administration fees (together, the "management fee") for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund's total expense ratio. The Board noted that the Fund's management fee and total expense ratio were lower than its peer group average. After discussion, the Board concluded that the Fund's management fee, total expense ratio and performance were competitive with its peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund's total expense ratio and particularly the Fund's management fee rate, which includes a breakpoint. In conjunction with its review of the Adviser's profitability, the Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board has determined that its review of the actual and potential economies of scale of the Fund support its decision to approve the Management Agreement.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser's expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund's operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Natural Resource Development Securities Inc.

Portfolio of Investments  ■  August 31, 2009 (unaudited)

NUMBER OF SHARES		VALUE
	Common Stocks (99.3%)
	Chemicals (1.5%)
	Fertilizers & Agricultural Chemicals
19,454	Monsanto Co.	$1,631,801
	Construction Materials (0.6%)
	Construction Materials
13,171	Vulcan Materials Co.	659,077
	Containers & Packaging (1.6%)
	Metal & Glass Containers (1.6%)
15,243	Ball Corp.	738,676
18,862	Crown Holdings, Inc. (a)	468,343
9,079	Owens-Illinois, Inc. (a)	308,141
7,515	Pactiv Corp. (a)	186,748
		1,701,908
	Paper Packaging (0.0%)
1,256	Sonoco Products Co.	32,581
	Total Containers & Packaging	1,734,489
	Energy Equipment & Services (17.4%)
	Oil & Gas Drilling (5.1%)
11,419	Diamond Offshore Drilling, Inc.	1,021,087
13,995	ENSCO International, Inc.	516,415
7,825	Helmerich & Payne, Inc.	261,825
8,456	Nabors Industries Ltd. (Bermuda)(a)	149,502
32,963	Noble Corp. (Switzerland)	1,154,694
29,139	Transocean Ltd. (a)	2,209,902
		5,313,425
	Oil & Gas Equipment & Services (12.3%)
30,258	Baker Hughes, Inc.	1,042,388
91,940	Halliburton Co.	2,179,897
35,546	National Oilwell Varco, Inc. (a)	1,292,097
118,973	Schlumberger Ltd. (Netherlands Antilles)	6,686,283

NUMBER OF SHARES		VALUE
15,572	Smith International, Inc.	$429,320
70,021	Weatherford International Ltd. (Switzerland)(a)	1,396,919
		13,026,904
	Total Energy Equipment & Services	18,340,329
	Metals & Mining (11.8%)
	Aluminum (1.2%)
105,884	Alcoa, Inc.	1,275,902
	Diversified Metals & Mining (2.5%)
41,636	Freeport-McMoRan Copper & Gold, Inc.	2,622,236
	Gold (8.1%)
8,066	Agnico-Eagle Mines Ltd. (Canada)	462,988
81,503	Barrick Gold Corp. (Canada)	2,828,154
64,254	Goldcorp, Inc. (Canada)	2,342,701
51,734	Kinross Gold Corp. (Canada)	980,359
44,041	Newmont Mining Corp.	1,770,008
16,694	Yamana Gold, Inc. (Canada)	153,585
		8,537,795
	Total Metals & Mining	12,435,933
	Oil, Gas & Consumable Fuels (63.6%)
	Coal & Consumable Fuels (8.1%)
43,079	Alpha Natural Resources, Inc. (a)	1,391,882
50,974	Arch Coal, Inc.	882,870
22,242	Cameco Corp. (Canada)	591,192
41,477	Consol Energy, Inc.	1,551,655
55,003	Denison Mines Corp. (Canada)(a)	75,364
32,205	Massey Energy Co.	872,111
100,072	Patriot Coal Corp. (a)	886,638
70,767	Peabody Energy Corp.	2,312,666
		8,564,378

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Portfolio of Investments  ■  August 31, 2009 (unaudited) continued

NUMBER OF SHARES		VALUE
	Integrated Oil & Gas (24.3%)
100,635	Chevron Corp.	$7,038,412
77,515	ConocoPhillips	3,490,500
123,969	Exxon Mobil Corp.	8,572,456
89,976	Occidental Petroleum Corp.	6,577,246
		25,678,614
	Oil & Gas Exploration & Production (18.9%)
39,678	Anadarko Petroleum Corp.	2,097,776
31,730	Apache Corp.	2,695,463
44,740	Canadian Natural Resources Ltd. (Canada)	2,560,470
33,112	Chesapeake Energy Corp.	756,278
43,544	Devon Energy Corp.	2,672,731
67,936	EnCana Corp. (Canada)	3,531,993
20,689	EOG Resources, Inc.	1,489,608
20,102	Nexen, Inc. (Canada)	395,205
6,279	Noble Energy, Inc.	379,628
6,330	PetroHawk Energy Corp. (a)	136,285
2,524	Range Resources Corp.	122,086
26,789	Southwestern Energy Co. (a)	987,443
30,294	Talisman Energy, Inc. (Canada)	486,522
1,410	Ultra Petroleum Corp. (Canada)(a)	65,466
42,338	XTO Energy, Inc.	1,634,247
		20,011,201
	Oil & Gas Refining & Marketing (4.3%)
35,994	Frontier Oil Corp.	461,803
17,789	Holly Corp.	406,301
40,620	Sunoco, Inc.	1,092,678
36,013	Tesoro Corp.	507,063
113,115	Valero Energy Corp.	2,119,775
		4,587,620
	Oil & Gas Storage & Transportation (8.0%)
271,365	El Paso Corp.	2,504,699
151,325	Spectra Energy Corp.	2,847,936

NUMBER OF SHARES		VALUE
185,436	Williams Cos., Inc. (The)	$3,048,568
		8,401,203
	Total Oil, Gas & Consumable Fuels	67,243,016
	Paper & Forest Products (2.8%)
	Forest Products (1.0%)
27,931	Weyerhaeuser Co.	1,044,340
	Paper Products (1.8%)
82,391	International Paper Co.	1,890,873
	Total Paper & Forest Products	2,935,213
	Total Common Stocks (Cost $79,817,406)	104,979,858
NUMBER OF SHARES (000)
	Short-Term Investment (0.6%)
	Investment Company
644	Morgan Stanley Institutional Liquidity Funds - Money Market Portfolio - Institutional Class (See Note 6) (Cost $644,420)	644,420
Total Investments (Cost $80,461,826) (b)	99.9%	105,624,278
Other Assets in Excess of Liabilities	0.1	105,336
Net Assets	100.0%	$105,729,614

  (a)  Non-income producing security.

  (b)  The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $28,243,554 and the aggregate gross unrealized depreciation is $3,081,102, resulting in net unrealized appreciation of $25,162,452.

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Portfolio of Investments  ■  August 31, 2009 (unaudited) continued

Summary of Investments

INDUSTRY	VALUE	PERCENT OF TOTAL INVESTMENTS
Oil, Gas & Consumable Fuels	$67,243,016	63.7%
Energy Equipment & Services	18,340,329	17.4
Metals & Mining	12,435,933	11.8
Paper & Forest Products	2,935,213	2.8
Containers & Packaging	1,734,489	1.6
Chemicals	1,631,801	1.5
Construction Materials	659,077	0.6
Investment Company	644,420	0.6
	$105,624,278	100.0%

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Statements

Statement of Assets and Liabilities

August 31, 2009 (unaudited)

Assets:
Investments in securities, at value (cost $79,817,406)	$104,979,858
Investment in affiliate, at value (cost $644,420)	644,420
Receivable for:
Dividends	318,870
Capital stock sold	39,241
Foreign withholding taxes reclaimed	7,201
Dividends from affiliate	42
Prepaid expenses and other assets	31,418
Total Assets	106,021,050
Liabilities:
Payable for:
Capital stock redeemed	74,347
Investment advisory fee	49,392
Distribution fee	37,834
Transfer agent fee	20,544
Administration fee	7,261
Accrued expenses and other payables	102,058
Total Liabilities	291,436
Net Assets	$105,729,614
Composition of Net Assets:
Paid-in-capital	$100,757,437
Net unrealized appreciation	25,162,452
Accumulated undistributed net investment income	169,392
Accumulated net realized loss	(20,359,667)
Net Assets	$105,729,614
Class A Shares:
Net Assets	$75,885,812
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	6,359,838
Net Asset Value Per Share	$11.93
Maximum Offereing Price Per Share, (net asset value plus 5.54% of net asset value)	$12.59
Class B Shares:
Net Assets	$17,276,506
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	1,730,141
Net Asset Value Per Share	$9.99
Class C Shares:
Net Assets	$7,520,248
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	756,347
Net Asset Value Per Share	$9.94
Class I Shares:
Net Assets	$5,047,048
Shares Outstanding (500,000,000 shares authorized, $.01 par value)	407,009
Net Asset Value Per Share	$12.40

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Statements continued

Statement of Operations

For the six months ended August 31, 2009 (unaudited)

Net Investment Income: Income
Dividends (net of $14,559 foreign withholding tax)	$974,243
Dividends from affiliate	526
Total Income	974,769
Expenses
Investment advisory fee	269,263
Distribution fee (Class A shares)	87,372
Distribution fee (Class B shares)	86,255
Distribution fee (Class C shares)	35,026
Transfer agent fees and expenses	104,420
Shareholder reports and notices	47,884
Administration fee	39,525
Professional fees	30,256
Registration fees	25,210
Custodian fees	7,957
Directors' fees and expenses	2,197
Other	9,781
Total Expenses	745,146
Less: rebate from Morgan Stanley affiliated cash sweep (Note 6)	(269)
Net Expenses	744,877
Net Investment Income	229,892
Realized and Unrealized Gain:
Net Realized Gain	91,896
Net Change in Unrealized Appreciation/Depreciation	26,454,376
Net Gain	26,546,272
Net Increase	$26,776,164

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Statements continued

Statements of Changes in Net Assets

	FOR THE SIX MONTHS ENDED AUGUST 31, 2009	FOR THE YEAR ENDED FEBRUARY 28, 2009
	(unaudited)
Increase (Decrease) in Net Assets: Operations:
Net investment income (loss)	$229,892	$(62,555)
Net realized gain	91,896	4,766,391
Net change in unrealized appreciation/depreciation	26,454,376	(104,714,900)
Net Increase (Decrease)	26,776,164	(100,011,064)
Distributions to Shareholders from Net Realized Gain:
Class A shares	—	(26,953,980)
Class B shares	—	(10,233,140)
Class C shares	—	(3,334,467)
Class I shares	—	(1,918,938)
Total Distributions	—	(42,440,525)
Net decrease from capital stock transactions	(4,746,257)	(1,725,695)
Net Increase (Decrease)	22,029,907	(144,177,284)
Net Assets:
Beginning of period	83,699,707	227,876,991
End of Period (including accumulated undistributed net investment income of $169,392 and accumulated net investment loss of $60,500, respectively)	$105,729,614	$83,699,707

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited)

1. Organization and Accounting Policies

Morgan Stanley Natural Resource Development Securities Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is capital growth. The Fund was incorporated in Maryland on December 22, 1980 and commenced operations on March 30, 1981. On July 28, 1997, the Fund converted to a multiple class share structure.

The Fund offers Class A shares, Class B shares, Class C shares and Class I shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within eighteen months, six years and one year, respectively. Class I shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments — (1) an equity portfolio security listed or traded on the New York Stock Exchange ("NYSE") or American Stock Exchange or other exchange is valued at its latest sale price prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and ask price; (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and ask price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market; (4) for equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day; (5) when market quotations are not readily available including circumstances under which Morgan Stanley Investment Advisors Inc. (the "Investment Adviser") or Morgan Stanley Investment Management Limited (the "Sub-Adviser"), a wholly-owned subsidiary of Morgan Stanley, determines that the latest sale price, the bid price or the mean between the last reported bid and ask price do not reflect a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Directors. Occasionally, developments affecting the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If developments occur during such periods that are expected to materially affect the value of such securities, such valuations may be adjusted to reflect the estimated fair value of such securities as of the close of the NYSE, as determined in good faith by the Fund's Directors or by the Investment Adviser

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

using a pricing service and/or procedures approved by the Directors of the Fund; (6) certain portfolio securities may be valued by an outside pricing service approved by the Fund's Directors; (7) investments in open-end mutual funds, including the Morgan Stanley Institutional Liquidity Funds, are valued at the net asset value as of the close of each business day; and (8) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value.

B. Accounting for Investments — Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities and are included in interest income. Interest income is accrued daily as earned.

C. Multiple Class Allocations — Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. Foreign Currency Translation and Forward Foreign Currency Contracts — The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gains/losses on forward foreign currency contracts and foreign currency translation. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gains or losses. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

E. Federal Income Tax Policy — It is the Fund's policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

provision is required. The Fund files tax returns with the U.S. Internal Revenue Service, New York State and New York City. The Fund follows the provisions of the Financial Accounting Standards Board ("FASB") Interpretation No. 48 Accounting for Uncertainty in Income Taxes ("FIN 48"). FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. There are no unrecognized tax benefits in the accompanying financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Each of the tax years in the four year period ended February 28, 2009, remains subject to examination by taxing authorities.

F. Dividends and Distributions to Shareholders — Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Use of Estimates — The preparation of financial statements in accordance with generally accepted accounting principles in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

H. Subsequent Events — The Fund considers events or transactions that occur after the date of the Statement of Assets and Liabilities but before the financial statements are issued to provide additional evidence relative to certain estimates or to identify matters that require additional disclosure. Subsequent events have been evaluated through October 23, 2009, the date of issuance of these financial statements.

2. Fair Valuation Measurements

The Fund adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), effective March 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 — unadjusted quoted prices in active markets for identical investments

•  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is the summary of the inputs used as of August 31, 2009 in valuing the Fund's investments carried at value:

		FAIR VALUE MEASUREMENTS AT AUGUST 31, 2009 USING
INVESTMENT TYPE	TOTAL	UNADJUSTED QUOTED PRICES IN ACTIVE MARKET FOR IDENTICAL INVESTMENTS (LEVEL 1)	SIGNIFICANT OTHER OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)
Assets:
Common Stocks
Chemicals	$1,631,801	$1,631,801	—	—
Construction Materials	659,077	659,077	—	—
Containers & Packaging	1,734,489	1,734,489	—	—
Energy Equipment & Services	18,340,329	18,340,329	—	—
Metals & Mining	12,435,933	12,435,933	—	—
Oil, Gas & Consumable Fuels	67,243,016	67,243,016	—	—
Paper & Forest Products	2,935,213	2,935,213	—	—
Total Common Stocks	104,979,858	104,979,858	—	—
Short-Term Investments — Investment Company	644,420	644,420	—	—
Total	$105,624,278	$105,624,278	—	—

On April 9, 2009, FASB issued Staff Position No. 157-4, Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

significantly decreased. FSP 157-4 also requires additional disaggregation of the current SFAS 157 required disclosures. FSP 157-4 is effective for interim and annual reporting periods ending after June 15, 2009. The Fund has adopted the provisions of FSP 157-4 as of August 31, 2009 and it did not have a material impact on the Fund's financial statements.

3. Derivative Financial Instruments

The Fund adopted FASB Standard No. 161, Disclosures about Derivative Instruments and Hedging Activities ("SFAS 161"), effective March 1, 2009. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund's financial position and results of operations.

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

The Fund may use derivative instruments for a variety of reasons, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to manage the Fund's foreign currency exposure or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked-to-market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a contract. In these instances, the recognition of gain or loss is postponed until the disposal of the security underlying the contract. Risk may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

Summarized below is a specific type of derivative financial instrument used by the Fund.

Forward Foreign Currency Contracts The Fund may enter into forward contracts for many purposes, including to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

There were no transactions in forward foreign currency contracts for the six months ended August 31, 2009.

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

4. Investment Advisory/Administration and Sub-Advisory Agreements

Pursuant to an Investment Advisory Agreement with the Investment Adviser, the Fund pays an advisory fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined at the close of each business day: 0.545% to the portion of the daily net assets not exceeding $250 million and 0.42% to the portion of the daily net assets exceeding $250 million.

Pursuant to an Administration Agreement with Morgan Stanley Services Company Inc. (the "Administrator"), an affiliate of the Investment Adviser, the Fund pays an administration fee, accrued daily and payable monthly, by applying the annual rate of 0.08% to the Fund's daily net assets.

Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

Under the Sub-Advisory Agreement between the Investment Adviser and the Sub-Adviser, the Sub-Adviser provides the Fund with investment advisory services, subject to the overall supervision of the Investment Adviser and the Fund's Officers and Directors. The Investment Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Investment Adviser receives from the Fund.

5. Plan of Distribution

Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Adviser, Sub-Adviser and Administrator. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A — up to 0.25% of the average daily net assets of Class A shares; (ii) Class B — up to 1.0% of the average daily net assets of Class B shares; and (iii) Class C — up to 1.0% of the average daily net assets of Class C shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Directors will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts totaled $4,657,318 at August 31, 2009.

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. For the six months ended August 31, 2009, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.25% and 1.0%, respectively.

The Distributor has informed the Fund that for the six months ended August 31, 2009, it received contingent deferred sales charges from certain redemptions of the Fund's Class A shares, Class B shares and Class C shares of $3,448, $9,000 and $398, respectively and received $15,929 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

6. Security Transactions and Transactions with Affiliates

The Fund invests in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class, an open-end management investment company managed by an affiliate of the Investment Adviser. Investment advisory fees paid by the Fund are reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class with respect to assets invested by the Fund in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio –Institutional Class. For the six months ended August 31, 2009, advisory fees paid were reduced by $269 relating to the Fund's investment in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class. Income distributions earned by the Fund are recorded as "dividends from affiliate" in the Statement of Operations and totaled $526 for six months ended August 31, 2009. During the six months ended August 31, 2009, the cost of purchases and sales of investments in Morgan Stanley Institutional Liquidity Funds – Money Market Portfolio – Institutional Class aggregated $5,339,147 and $5,084,803, respectively.

The proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended August 31, 2009 aggregated $4,740,639.

Morgan Stanley Trust, an affiliate of the Investment Adviser, Sub-Adviser, Administrator and Distributor, is the Fund's transfer agent.

The Fund has an unfunded noncontributory defined benefit pension plan covering certain independent Directors of the Fund who will have served as independent Directors for at least five years at the time of retirement. Benefits under this plan are based on factors which include years of service and compensation. The Directors voted to close the plan to new participants and eliminate the future

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

benefits growth due to increases to compensation after July 31, 2003. Aggregate pension costs for the six months ended August 31, 2009, included in "directors' fees and expenses" in the Statement of Operations amounted to $2,981. At August 31, 2009, the Fund had an accrued pension liability of $59,593, which is included in "accrued expenses and other payables" in the Statement of Assets and Liabilities.

The Fund has an unfunded Deferred Compensation Plan (the "Compensation Plan") which allows each independent Director to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Directors. Each eligible Director generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Morgan Stanley funds that are offered as investment options under the Compensation Plan. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund.

7. Expense Offset

The expense offset represents a reduction of the fees and expenses for interest earned on cash balances maintained by the Fund with the transfer agent and custodian. For the six months ended August 31, 2009, the Fund did not have an expense offset.

8. Federal Income Tax Status

The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

As of February 28, 2009, the Fund had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales.

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

9. Capital Stock

Transactions in capital stock were as follows:

	FOR THE SIX MONTHS ENDED AUGUST 31, 2009		FOR THE YEAR ENDED FEBRUARY 28, 2009
	(unaudited)
	SHARES	AMOUNT	SHARES	AMOUNT
CLASS A SHARES
Sold	363,192	$3,971,709	775,444	$15,014,726
Conversion from Class B	21,799	223,518	69,824	1,447,861
Reinvestment of distributions	—	—	1,948,526	26,439,972
Redeemed	(507,099)	(5,374,829)	(1,645,431)	(29,400,039)
Net increase (decrease) — Class A	(122,108)	(1,179,602)	1,148,363	13,502,520
CLASS B SHARES
Sold	131,766	1,235,978	281,499	6,045,749
Conversion to Class A	(26,099)	(223,518)	(79,685)	(1,447,861)
Reinvestment of distributions	—	—	802,605	9,849,999
Redeemed	(470,150)	(4,229,355)	(1,432,126)	(24,416,974)
Net decrease — Class B	(364,483)	(3,216,895)	(427,707)	(9,969,087)
CLASS C SHARES
Sold	79,715	728,586	131,010	2,556,192
Reinvestment of distributions	—	—	285,946	3,312,299
Redeemed	(108,882)	(941,225)	(305,452)	(4,570,377)
Net increase (decrease) — Class C	(29,167)	(212,639)	111,504	1,298,114
CLASS I SHARES
Sold	3,195	36,500	4,748	128,662
Reinvestment of distributions	—	—	123,027	1,759,305
Redeemed	(16,918)	(173,621)	(302,547)	(8,445,209)
Net decrease — Class I	(13,723)	(137,121)	(174,772)	(6,557,242)
Net increase (decrease) in Fund	(529,481)	$(4,746,257)	657,388	$(1,725,695)

10. Accounting Pronouncements

In May 2009, FASB issued Statement of Financial Accounting Standards No. 165 Subsequent Events, ("SFAS 165"), which is intended to establish general standards of accounting for and disclosure of events that occur after the balance sheet date but before financial statements are issued or are available to be issued. SFAS 165 is effective for interim or annual financial periods ending after June 15, 2009. The Fund has adopted the provisions of SFAS 165 as of August 31, 2009. Although the adoption of SFAS 165 did not materially impact its financial position, results of operations or changes in net assets, the Fund is now required to provide additional disclosures, which are included in Note 1.

Morgan Stanley Natural Resource Development Securities Inc.

Notes to Financial Statements  ■  August 31, 2009 (unaudited) continued

In June 2009, FASB issued SFAS No. 168, The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles — a replacement of FASB Statement No. 162 ("SFAS 168"). SFAS 168 will become the source of authoritative U.S. Generally Accepted Accounting Principles recognized by the FASB to be applied by nongovernmental entities. Once in effect, all of the Codification's content will carry the same level of authority, effectively superseding FASB Statement No. 162. SFAS 168 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. The Fund does not anticipate that SFAS 168 will have a material impact on its financial statements.

11. Subsequent Events

On September 24, 2009, the Board of Directors of the Fund approved an Agreement and Plan of Reorganization by and between the Fund and Morgan Stanley Commodities Alpha Fund ("Commodities Alpha"), a series of Morgan Stanley Series Funds, pursuant to which substantially all of the assets of the Fund would be combined with those of Commodities Alpha and shareholders of the Fund would become shareholders of Commodities Alpha, receiving shares of Commodities Alpha equal to the value of their holdings in the Fund (the "Reorganization"). Each shareholder of the Fund will receive the Class of shares of Commodities Alpha that corresponds to the Class of shares of the Fund currently held by that shareholder. The Reorganization is subject to the approval of shareholders of the Fund at a special meeting of shareholders to be held during the first quarter of 2010. A proxy statement formally detailing the proposal, the reasons for the Reorganization and information concerning Commodities Alpha will be distributed to shareholders of the Fund during the fourth quarter of 2009. The Fund will be closed for purchases by new investors as of the close of business on October 9, 2009.

Morgan Stanley Natural Resource Development Securities Inc.

Financial Highlights

Selected ratios and per share data for a share of capital stock outstanding throughout each period:

	FOR THE SIX		FOR THE YEAR ENDED FEBRUARY 28,
	MONTHS ENDED
	AUGUST 31, 2009		2009		2008(1)		2007	2006	2005
	(unaudited)
Class A Shares
Selected Per Share Data:
Net asset value, beginning of period	$8.97		$25.91		$22.03		$25.29	$21.16	$15.04
Income (loss) from investment operations:
Net investment income(2)	0.03		0.04		0.03		0.07	0.07	0.06
Net realized and unrealized gain (loss)	2.93		(11.74)		7.64		2.12	5.85	6.06
Total income (loss) from investment operations	2.96		(11.70)		7.67		2.19	5.92	6.12
Less dividends and distributions from:
Net investment income	–		–		(0.01)		–	–	–
Net realized gain	–		(5.24)		(3.78)		(5.45)	(1.79)	–
Total dividends and distributions	–		(5.24)		(3.79)		(5.45)	(1.79)	–
Net asset value, end of period	$11.93		$8.97		$25.91		$22.03	$25.29	$21.16
Total Return(3)	33.00	%(7)	(51.16)%		35.52%		7.93%	28.46%	40.62%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	1.34	%(5)(8)	1.15	%(5)	1.09	%(5)	1.12%	1.11%	1.13%
Net investment income	0.64	%(5)(8)	0.19	%(5)	0.14	%(5)	0.29%	0.26%	0.36%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	–	–	–
Supplemental Data:
Net assets, end of period, in thousands	$75,886		$58,117		$138,184		$103,708	$108,997	$4,972
Portfolio turnover rate	0	%(7)	104%		39%		15%	21%	29%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED FEBRUARY 28,
	MONTHS ENDED
	AUGUST 31, 2009		2009		2008(1)		2007	2006	2005
	(unaudited)
Class B Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.53		$23.13		$20.12		$23.69	$20.06	$14.37
Income (loss) from investment operations:
Net investment loss(2)	(0.01)		(0.11)		(0.14)		(0.11)	(0.12)	(0.06)
Net realized and unrealized gain (loss)	2.47		(10.25)		6.93		1.99	5.54	5.75
Total income (loss) from investment operations	2.46		(10.36)		6.79		1.88	5.42	5.69
Less distributions from net realized gain	–		(5.24)		(3.78)		(5.45)	(1.79)	–
Net asset value, end of period	$9.99		$7.53		$23.13		$20.12	$23.69	$20.06
Total Return(3)	32.67	%(7)	(51.56)%		34.49%		7.12%	27.45%	39.60%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	2.09	%(5)(8)	1.90	%(5)	1.85	%(5)	1.88%	1.87%	1.90%
Net investment loss	(0.11	)%(5)(8)	(0.56	)%(5)	(0.62	)%(5)	(0.47)%	(0.50)%	(0.41)%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	–	–	–
Supplemental Data:
Net assets, end of period, in thousands	$17,277		$15,776		$58,338		$64,256	$97,369	$153,257
Portfolio turnover rate	0	%(7)	104%		39%		15%	21%	29%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED FEBRUARY 28,
	MONTHS ENDED
	AUGUST 31, 2009		2009		2008(1)		2007	2006	2005
	(unaudited)
Class C Shares
Selected Per Share Data:
Net asset value, beginning of period	$7.50		$23.06		$20.05		$23.63	$20.01	$14.34
Income (loss) from investment operations:
Net investment loss(2)	(0.01)		(0.10)		(0.13)		(0.11)	(0.11)	(0.07)
Net realized and unrealized gain (loss)	2.45		(10.22)		6.92		1.98	5.52	5.74
Total income (loss) from investment operations	2.44		(10.32)		6.79		1.87	5.41	5.67
Less distributions from realized gain	–		(5.24)		(3.78)		(5.45)	(1.79)	–
Net asset value, end of period	$9.94		$7.50		$23.06		$20.05	$23.63	$20.01
Total Return(3)	32.53	%(7)	(51.54)%		34.55%		7.14%	27.47%	39.54%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	2.09	%(5)(8)	1.90	%(5)	1.78	%(5)	1.87%	1.87%	1.90%
Net investment loss	(0.11	)%(5)(8)	(0.56	)%(5)	(0.55	)%(5)	(0.46)%	(0.50)%	(0.41)%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	–	–	–
Supplemental Data:
Net assets, end of period, in thousands	$7,520		$5,891		$15,544		$12,842	$13,039	$7,949
Portfolio turnover rate	0	%(7)	104%		39%		15%	21%	29%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

Financial Highlights continued

	FOR THE SIX		FOR THE YEAR ENDED FEBRUARY 28,
	MONTHS ENDED
	AUGUST 31, 2009		2009		2008(1)		2007	2006	2005
	(unaudited)
Class I Shares
Selected Per Share Data:
Net asset value, beginning of period	$9.31		$26.55		$22.50		$25.67	$21.40	$15.18
Income (loss) from investment operations:
Net investment income(2)	0.05		0.08		0.10		0.15	0.12	0.10
Net realized and unrealized gain (loss)	3.04		(12.08)		7.79		2.13	5.94	6.12
Total income (loss) from investment operations	3.09		(12.00)		7.89		2.28	6.06	6.22
Less dividends and distributions from:
Net investment income	–		–		(0.06)		–	–	–
Net realized gain	–		–		(3.78)		(5.45)	(1.79)	–
Total dividends and distributions	–		(5.24)		(3.84)		(5.45)	(1.79)	–
Net asset value, end of period	$12.40		$9.31		$26.55		$22.50	$25.67	$21.40
Total Return(3)	33.19	%(7)	(51.05)%		35.83%		8.18%	28.75%	40.97%
Ratios to Average Net Assets:(4)
Total expenses (before expense offset)	1.09	%(5)(8)	0.90	%(5)	0.85	%(5)	0.88%	0.87%	0.90%
Net investment income	0.89	%(5)(8)	0.44	%(5)	0.38	%(5)	0.53%	0.50%	0.59%
Rebate from Morgan Stanley affiliate	0.00	%(6)(8)	0.01%		0.00	%(6)	–	–	–
Supplemental Data:
Net assets, end of period, in thousands	$5,047		$3,915		$15,810		$13,489	$43,143	$37,219
Portfolio turnover rate	0	%(7)	104%		39%		15%	21%	29%

  (1)  For the year ended February 29.

  (2)  The per share amounts were computed using an average number of shares outstanding during the period.

  (3)  Calculated based on the net asset value as of the last business day of the period.

  (4)  Reflects overall Fund ratios for investment income and non-class specific expenses.

  (5)  The ratios reflect the rebate of certain Fund expenses in connection with investments in a Morgan Stanley affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as "Rebate from Morgan Stanley affiliate."

  (6)  Amount is less than 0.005%.

  (7)  Not annualized.

  (8)  Annualized.

See Notes to Financial Statements

Morgan Stanley Natural Resource Development Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited)

We are required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what nonpublic personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the nonpublic information that personally identifies you or your accounts as "personal information."

1. What Personal Information Do We Collect About You?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources. For example:

●  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

●  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

●  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

Morgan Stanley Natural Resource Development Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

●  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

●  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to nonaffiliated third parties.

A. Information We Disclose to Our Affiliated Companies. In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to nonaffiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

Morgan Stanley Natural Resource Development Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

3. How Do We Protect The Security and Confidentiality Of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4. How Can You Limit Our Sharing Of Certain Personal Information About You With Our Affiliated Companies For Eligibility Determination?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies—such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5. How Can You Limit the Use of Certain Personal Information About You by our Affiliated Companies for Marketing?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

Morgan Stanley Natural Resource Development Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

●  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

●  Writing to us at the following address:
Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and nonaffiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

Morgan Stanley Natural Resource Development Securities Inc.

An Important Notice Concerning Our U.S. Privacy Policy (unaudited) continued

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center, Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

Directors

Frank L. Bowman
Michael Bozic
Kathleen A. Dennis
James F. Higgins
Dr. Manuel H. Johnson
Joseph J. Kearns
Michael F. Klein
Michael E. Nugent
W. Allen Reed
Fergus Reid

Officers

Michael E. Nugent
Chairperson of the Board

Randy Takian
President and Principal Executive Officer

Kevin Klingert
Vice President

Carsten Otto
Chief Compliance Officer

Stefanie V. Chang Yu
Vice President

Francis J. Smith
Treasurer and Chief Financial Officer

Mary E. Mullin
Secretary

Transfer Agent

Morgan Stanley Trust
Harborside Financial Center, Plaza Two
Jersey City, New Jersey 07311

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Counsel to the Independent Directors

Kramer Levin Naftalis & Frankel LLP
1177 Avenue of the Americas
New York, New York 10036

Investment Adviser

Morgan Stanley Investment Advisors Inc.
522 Fifth Avenue
New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Limited
25 Cabot Square, Canary Wharf
London E14 4QA England

The financial statements included herein have been taken from the records of the Fund without examination by the independent auditors and accordingly they do not express an opinion thereon.

This report is submitted for the general information of the shareholders of the Fund. For more detailed information about the Fund, its fees and expenses and other pertinent information, please read its Prospectus. The Fund's Statement of Additional Information contains additional information about the Fund, including its directors. It is available, without charge, by calling (800) 869-NEWS.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective Prospectus. Read the Prospectus carefully before investing.

Morgan Stanley Distributors Inc., member FINRA.

© 2009 Morgan Stanley

INVESTMENT MANAGEMENT

Morgan Stanley
Natural Resource
Development Securities Inc.

Semiannual Report

August 31, 2009

NRESAN
IU09-04454P-Y08/09

Item 2.  Code of Ethics.

Not applicable for semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6.

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics — Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Natural Resource Development Inc.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Randy Takian
Randy Takian
Principal Executive Officer
October 22, 2009

/s/ Francis Smith
Francis Smith
Principal Financial Officer
October 22, 2009